Principal Funds, Inc.
Supplement dated June 14, 2019
to the Statement of Additional Information dated December 31, 2018 as amended and restated on June 12, 2019
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
The Multi-Manager Equity Long/Short Fund intends to liquidate on or about August 16, 2019, or such later date determined by the Fund’s officers. At the time of liquidation, delete all references to the Multi-Manager Equity Long/Short Fund from the SAI.
The Real Estate Debt Income Fund intends to liquidate on or about August 16, 2019, or such later date determined by the Fund’s officers. At the time of liquidation, delete all references to the Real Estate Debt Income Fund from the SAI.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
In the Interested Directors section, delete the paragraph for Timothy M. Dunbar, and replace with the following:
Timothy M. Dunbar. Mr. Dunbar has served as Chair and Director of PFI and PVC and as Chair and Trustee of the Trust since 2019. Mr. Dunbar serves as President of Global Asset Management for Principal®, overseeing all of Principal’s asset management capabilities, including with respect to PGI, PLIC, and PFSI, among others. He also serves on numerous boards of directors of Principal® subsidiaries, including PGI and Post. He has served in various other positions since joining Principal® in 1986. Through his education and employment experience, Mr. Dunbar is experienced with financial, accounting, regulatory and investment matters.
In the Management Information section, in the Independent Directors’ table, delete the rows for Tao Huang and Mary M. (“Meg”) VanDeWeghe, and replace with the following:

Tao Huang 711 High Street Des Moines, IA 50392 1962	Director (since 2012) Member 15(c) Committee Member Operations Committee	Retired	127	Armstrong World Industries, Inc. (manufacturing) and Equity Lifestyle Properties, Inc.
Mary M. (“Meg”) VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director (since 2018) Member Operations Committee	CEO and President, Forte Consulting, Inc. (financial and management consulting)	127	Denbury Resources Inc. and Helmerich & Payne; Formerly: Brown Advisory; B/E Aerospace; WP Carey; Nalco (and its successor Ecolab)
In the Management Information section, in the Interested Directors’ table, delete the row for Timothy M. Dunbar, and replace with the following:

Timothy M. Dunbar 711 High Street Des Moines, IA 50392 1970	Chair and Director (since 2019)	Director, PGI (since 2018) President - Principal Global Asset Management, PGI, PLIC, PFSI, and PFG (since 2018) Chair/Executive Vice President, RobustWealth, Inc. (since 2018) Director, Post (since 2018) Executive Vice President/Chief Investment Officer, PLIC, PFSI, and PFG (2014-2018)	127	None

In the Officers of the Fund section, add the following row in alphabetical order:

John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2019) Prior thereto, Attorney in Private Practice

INVESTMENT ADVISORY AND OTHER SERVICES
Effective on or about June 26, 2019, in the Investment Advisors section under AQR Capital Management, LLC, delete the Fund information and replace with the following:

Fund(s):	a portion of the assets of Multi-Manager Equity Long/Short
Effective on or about June 26, 2019, in the Investment Advisors section, delete references to CNH Partners, LLC
Effective June 26, 2019, in the Investment Advisors section under Gotham Asset Management, LLC, delete the Fund information and replace with the following:

Fund(s):	a portion of the assets of Global Multi-Strategy (Equity Long/Short Strategy) and a portion of the assets of Multi-Manager Equity Long/Short

PORTFOLIO MANAGER DISCLOSURE
Effective August 31, 2019, in the Sub-Advisor: Origin Asset Management LLP section, delete references to Grace Tolley.

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